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                                                                  EXHIBIT 10(ll)

                               WMS INDUSTRIES INC.
                           RESTRICTED STOCK AGREEMENT


         WHEREAS, the Compensation and Stock Option Committees of WMS Industries Inc., a Delaware corporation (the "Company") have determined that the President and Chief Executive Officer, Brian R. Gamache, should be compensated to recognize his substantial time and efforts in overseeing the implementation of the Company's technology improvement plan.

         The Company hereby grants to Brian R. Gamache (the "Grantee", also referred to herein as "you") shares of its common stock, $.50 par value, (the "Stock").

Grant Date:       June 11, 2003

Grantee's Social Security Number:   ###-##-####

Number of Shares of Stock Covered by Grant:   7,478

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT.

Grantee:                   /S/ BRIAN R. GAMACHE
                  --------------------------------------------
                               (Signature)
Company:
                  --------------------------------------------
                               (Signature)
Title:              President and Chief Executive Officer
                  --------------------------------------------


Attachment
----------

         This is not a stock certificate or a negotiable instrument.



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                              WMS INDUSTRIES, INC.
                           RESTRICTED STOCK AGREEMENT


RESTRICTED STOCK/NONTRANSFERABILITY    This grant is an award of Stock in the
                                       number of shares set forth on the cover
                                       sheet and subject to the vesting
                                       conditions described below ("Restricted
                                       Stock"). To the extent not yet vested,
                                       your Restricted Stock may not be
                                       transferred, assigned, pledged or
                                       hypothecated, whether by operation of law or otherwise, nor may the Restricted
                                       Stock be made subject to execution,
                                       attachment or similar process.

ISSUANCE AND VESTING                   The Company will issue your Restricted
                                       Stock in your name as of the Grant Date.
                                       Your right to the Stock under this
                                       Restricted Stock grant vests as to 100%
                                       of the total number of shares covered by this grant, as shown on the cover sheet, on June 11, 2004; provided that you remain continuously employed with the
                                       Company throughout the vesting period.

                                       Notwithstanding the preceding paragraph
                                       your right to the Stock under this
                                       Restricted Stock grant shall immediately vest as to 100% of the total number of shares covered by this grant upon the occurrence of either:

                                          -   your termination of Service due to
                                              your death or permanent and total
                                              disability, or your involuntary
                                              termination of Service other than
                                              by reason of your willful refusal
                                              to perform your duties; or

                                          -   a "Change of Control" of the
                                              Company prior to your termination
                                              of Service. For purposes of this
                                              Agreement, Change of Control
                                              means, if, at any time prior to
                                              the vesting of the Restricted
                                              Stock, (i) the individuals who
                                              presently constitute the Board of
                                              Directors of the Company, or who
                                              have been recommended for election
                                              to the Board by two-thirds of the
                                              Board consisting of individuals
                                              who are either presently on the
                                              Board or such recommended
                                              successors cease for any reason to
                                              constitute at least a majority of
                                              such Board, or (ii) any person or
                                              entity or group of affiliated
                                              persons or entities who are not
                                              the owners of at least 15% of the
                                              outstanding shares of voting
                                              securities of the Company on the
                                              date hereof, acquiring more than
                                              25% of the outstanding shares of
                                              the Company's voting securities.

                                       You will return the certificate
                                       representing the Restricted Stock, and
                                       the Restricted Stock shall be deemed no
                                       longer outstanding, to the extent the
                                       Restricted Stock does not become vested
                                       in accordance with the foregoing
                                       provisions.

SECTION 83(b) ELECTION                 Under Section 83 of the Internal Revenue
                                       Code of 1986, as amended (the "Code"),
                                       the difference between the purchase
                                       price, if any, paid for the shares of
                                       Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. You may elect to be taxed at the time the shares are acquired rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date.
                                       You will have to make a tax payment to
                                       the extent the purchase price is less
                                       than

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                                       the fair market value of the shares on
                                       the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty
                                       (30) day period will result in the
                                       recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of purchase) as the forfeiture restrictions lapse.

SHAREHOLDER RIGHTS                     You have the right to vote the Stock and
                                       to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Stock and subject to the same conditions and restrictions applicable thereto.

ADJUSTMENTS                            In the event of a stock split, a stock
                                       dividend or a similar change in the
                                       Company stock, the number of shares
                                       covered by this grant shall be adjusted
                                       (and rounded down to the nearest whole
                                       number).

COMPLIANCE WITH LAW                    The issuance of this Stock shall be
                                       subject to compliance with the rules and policies of the New York Stock Exchange.
                                       The shares of Stock have not been
                                       registered under the Securities Act of
                                       1933 as amended (the "Act"), may be
                                       "restricted securities" as defined in
                                       Rule 144 promulgated under the Act, and
                                       may not be sold or otherwise disposed of except in compliance with applicable provisions of the Act. At your request, the Company will, at its expense, cause such shares to be duly and promptly registered for resale by you under the Act after vesting of such shares;
                                       provided that you will have the right to request one demand registration and unlimited "piggyback" registrations.

LEGENDS All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends: "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE." "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION'S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE

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                                       COMPANY AND ITS COUNSEL, THAT SUCH
                                       REGISTRATION AND QUALIFICATION IS NOT
                                       REQUIRED."

NON-RAIDING AND NON-COMPETE            You agree that during the Term hereof
                                       and, (i) in the event you voluntarily
                                       terminates your employment or the Company terminates your employment for cause, prior to the expiration of one (1) year following such termination of your employment, or (ii) in the event you are terminated for reasons other than for cause, then for such period (not to exceed one (1) year) as the Company continues to pay your base salary to you, you will not without the Company's prior written consent, directly or indirectly own, manage, operate, join, control, participate in, perform any services for, invest in, or otherwise be connected with, in any manner, whether as an officer, director, employee, consultant, partner, investor or otherwise, any business entity which is engaged in the design, manufacture and/or sale of any gaming devices or any business entity which is engaged in any other business in which the Company or any of its affiliates is engaged. Nothing herein contained shall be deemed to prohibit you from investing his funds in securities of a company if the securities of such company are listed for trading on a national stock exchange or traded in the over-the-counter market and your holdings therein represent less than five (5) percent of the total number of shares or principal amount of other securities of such company outstanding.

                                       You agrees that you will not, during the Term hereof or prior to the expiration of one (1) year following the termination of the your employment for any reason, without the written consent of the Company, directly or indirectly, by action alone or in concert with others, induce or influence, or seek to induce or influence any person who is engaged by the Company or any of its affiliates as an employee, agent, independent contractor or otherwise, to terminate his employment or engagement, nor shall you, directly or indirectly, through any other person, firm or Company, employ or engage, or solicit for employment or engagement, or advise or recommend to any other person or entity that such person or entity employ or engage or solicit for employment or engagement, any person or entity employed or engaged by the Company.






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                                    EXHIBIT A
                                    ---------

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1. The name, address and social security number of the undersigned:

         Name: ________________________________________________________

         Address: _____________________________________________________

         ______________________________________________________________

         Social Security No. __________________________________________

         2. Description of property with respect to which the election is being made:

         _____________shares of common stock, par value $.50 per share, WMS Industries, Inc., a Delaware corporation, (the "Company").

         3. The date on which the property was transferred is ____________ __, 2004.

         4. The taxable year to which this election relates is calendar year 2003.

         5.       Nature of restrictions to which the property is subject:

         The shares of stock are subject to the provisions of a Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

         6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

         7.       The amount paid by taxpayer for the property was $__________.

         8.       A copy of this statement has been furnished to the Company.

Dated:  _____________, 2003


                                                     _________________________
                                                     Taxpayer's Signature

                                                     _________________________
                                                     Taxpayer's Printed Name


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                         PROCEDURES FOR MAKING ELECTION
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)


         The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

              1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Stock.

              2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

              3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.